UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

(Address of principal executive offices)

(732) 780-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2023, Avalon GloboCare Corp. (the “Company”) entered into that certain sales agreement (the “Sales Agreement”) with Roth Capital Partners, LLC (“Roth”), as sales agent, pursuant to which the Company may issue and sell, from time to time, through Roth, shares of its common stock, par value $0.0001 per share (the “Common Stock”).

The Company is not obligated to sell any shares of Common Stock under the Sales Agreement. Subject to the terms and conditions of the Sales Agreement, Roth will use commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations and the rules of The Nasdaq Capital Market to sell shares of Common Stock from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Upon delivery of a placement notice, and subject to the Company’s instructions in that notice, and the terms and conditions of the Sales Agreement generally, Roth may sell the Company’s Common Stock by any method permitted by law deemed to be an “at the market offering” as defined by Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Roth’s obligations to sell shares under the Sales Agreement are subject to the satisfaction of certain conditions, including the effectiveness of a registration statement on Form S-3 (the “Registration Statement”) to be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on June 16, 2023. The Company will pay Roth a commission of 3.0% of the aggregate gross proceeds from each sale of Common Stock and has agreed to provide Roth with customary indemnification and contribution rights. The Company has also agreed to reimburse Roth for certain specified expenses.

The shares of Common Stock will be offered and sold pursuant to the Registration Statement and the Sales Agreement prospectus that forms a part of such Registration Statement, following such time as the Registration Statement is declared effective by the SEC, for an aggregate offering of up to $3,500,000.

The foregoing summary of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 1.01.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of such shares in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 7.01 Regulation FD Disclosure.

On June 16, 2023, the Company updated its corporate presentation (the “Corporate Presentation”). A copy of the Company’s updated Corporate Presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference into this Item 7.01.

The information referenced under this Item 7.01, including the Corporate Presentation at Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 8.01 Other Events.

The Company is providing the following updated corporate overview:

The Company is dedicated to developing and delivering innovative, transformative, precision diagnostics and clinical laboratory services.  The Company’s main strategy is to acquire ownership or license rights in precision diagnostic assets, genetic testing and clinical laboratory companies through joint ventures, share ownership structures or distribution rights.  The Company plans to play a leading role in the innovation of diagnostic testing, utilizing proprietary technology to deliver precise, genetics-driven results. As a first major step into the laboratory market, the Company completed an acquisition of a 40% membership interest in Laboratory Services MSO, LLC, which closed in February 2023.

The Company has the following areas of focus:

Laboratory Acquisitions

The Company has embarked on a laboratory rollup strategy focused on forming joint ventures and acquiring laboratories that are accretive to the Company’s commercial strategy. As a first step, in February of 2023, the Company acquired a 40% membership interest in Laboratory Services MSO.

●	Lab Services MSO is focused on delivering high quality services related to toxicology and wellness testing and provides a broad portfolio of diagnostic tests including drug testing, toxicology, and a broad array of test services, from general bloodwork to anatomic pathology, and urine toxicology. Specific capabilities include STAT blood testing, qualitative drug screening, genetic testing, urinary testing, and sexually transmitted disease testing. The panels that Lab Services MSO tests for are thyroid panel, comprehensive metabolic panel, kidney profile, liver function tests, and other individual tests. Through Lab Services MSO, the Company uses fast, accurate, and efficient equipment to provide practitioners with the tools to quickly determine if a patient is following their designated treatment plan. In most instances, the Company is able to provide a practitioner with qualitative drug class results the same day the sample is received. Lab Services MSO provides a menu of extensive chemistry tests that physicians can use to obtain information to better treat their patients and maintain their overall wellness. Lab Services MSO has developed a premier reputation for customer service and fast turnaround times.

●	Lab Services MSO is also focused on commercialization of genetic-based proprietary testing. The first area of focus in this area is confirmatory genetic testing during toxicology screening and genetic testing to screen for addictive propensity. Lab Services MSO laboratory plans to focus on diagnostic testing utilizing proprietary technology to deliver precise genetic driven results.

Product Commercialization

The Company is exploring the commercialization and development of a versatile breathalyzer system.

●	The KetoAir breathalyzer is a handheld device that allows the user to detect acetone levels in exhaled breath. The acetone level is in concentration units (ppm, part-per-million) such that the user will know his/her real-time ketosis status: inadequate ketosis (0-3.99 ppm), mild ketosis (4-9.99 ppm), optimal ketosis (10-40 ppm), or alarming level (> 40 ppm). The breathalyzer is registered with the United States FDA as a Class I medical device. The device is also paired with an “AI Nutritionist” software program (via Bluetooth connection) which is downloadable from Google Play (for Android mobile phones, approved) and iPhone (the app is currently being reviewed by Apple iOS AppStore). It helps users to monitor and manage their ketogenic diet and related programs. The Company believes that the KetoAir breathalyzer can be an essential tool to help diabetic patients adhere to their therapeutic programs and optimize their ketogenic dietary management.

●	The Company was granted exclusive distribution rights for the KetoAir breathalyzer in the following territories: North America, South America, the EU and the UK. The Company had a pilot launch and exhibition of the KetoAir breathalyzer in this year’s KetoCon conference in Austin, Texas (April 21-23, 2023). For the Company’s commercialization strategy, the Company intends to target the diabetes and obesity markets. The Company is evaluating options for commercialization, including identifying distribution partners or distributing KetoAir as directed by the Company.

Research and Development

●	The Company is focused on bringing forward intellectual property through joint patent filings with the Massachusetts Institute of Technology (MIT). The Company completed a sponsored research and co-development project with MIT led by Professor Shuguang Zhang as Principal Investigator. Using the unique QTY code protein design platform, six water-soluble variant cytokine receptors have been successfully designed and tested to show binding affinity to the respective cytokines. The Company is currently focused on bringing forward the intellectual property associated with this program through joint patent submissions.

Other Areas

In order to preserve cash and focus on the Company’s core laboratory rollup strategy and product commercialization, the Company has currently suspended all research and development efforts related to cellular therapy in order to redirect the Company’s funding efforts to the Company’s core business strategies outlined above.

Risk Factors

While a major part of our business strategy is to pursue strategic laboratory acquisitions, we may not be able to identify businesses for which we can acquire on acceptable terms, face risks due to financing such acquisitions, and our acquisition strategy may result in significant costs or expose us to substantial risks inherent in the acquired business’s operations.

Our strategy of pursuing strategic laboratory acquisitions may be negatively impacted by several risks, including the following:

●	We may not successfully identify companies that are complementary to our business or that can diversify our revenue or enhance our ability to implement our business strategy;

●	We may not successfully acquire companies if we fail to obtain financing, if we fail to negotiate the acquisition on acceptable terms, or for other related reasons;

●	We may incur additional expenses due to acquisition due diligence, including legal, accounting, consulting, and other professional fees and disbursements. Such additional expenses may be material, will likely not be reimbursed, and would increase the aggregate cost of any acquisition;

●	Any acquired business will expose us to the acquired company’s liabilities and to risks inherent to its industry, and we may not be able to ascertain or assess all of the significant risks;

●	We may require additional financing in connection with any future acquisition, and such financing may adversely impact, or be restricted by, our capital structure or increase our indebtedness; and

●	Achieving the anticipated potential benefits of a strategic acquisition will depend in part on the successful integration of the operations, administrative infrastructures, and personnel of the acquired company or companies in a timely and efficient manner. Some of the challenges involved in such an integration include: (i) demonstrating to the customers of the acquired company that the consolidation will not result in adverse changes in quality, customer service standards, or business focus; (ii) preserving important relationships of the acquired company; (iii) coordinating sales and marketing efforts to effectively communicate the expanded capabilities of the combined company; and (iv) coordinating the supply chains.

Many of these factors will be outside of our control and any one of them could result in increased costs and reduced profitability, increased losses, decreases in the amount of expected revenues and diversion of our management’s time and attention. They may also delay, decrease or eliminate the realization of some or all of the benefits we anticipate when we enter into the transaction.

Our management team has limited experience in, and limited time to dedicate to, pursuing, negotiating or integrating acquisitions. If we do identify suitable candidates, we may not be able to negotiate or consummate such acquisitions on favorable terms or at all. Any acquisitions we complete may not achieve their initially intended results and benefits, and may be viewed negatively by investors and other stakeholders.

We may undertake acquisitions financed in part through public offerings or private placements of debt or equity securities, including through the new issuance of our common stock or debt securities as consideration in an acquisition transaction. Such acquisition financing could result in dilution to our current shareholders, a decrease in our earnings and/or adversely affect our financial condition, liquidity or other leverage measures.

In addition to committing additional capital resources to complete any acquisitions, substantial additional capital may be required to operate the acquired businesses following their acquisition. Moreover, these acquisitions may result in significant financial losses if the intended objectives of the transactions are not achieved. Some of the businesses we may acquire may have significant operating and financial challenges, requiring significant additional capital commitments to overcome such challenges and adversely affecting our financial condition and liquidity.

Failure to implement our acquisition strategy, including successfully integrating acquired businesses, could have a material adverse effect on our results of operations, financial condition and cash flows.

Any future acquisitions could disrupt business and harm our financial condition.

If we are successful in consummating acquisitions, those acquisitions could subject us to a number of risks, including that:

●	the purchase price we pay could significantly deplete our cash reserves or result in dilution to our existing stockholders;

●	we may find that the acquired company or assets do not improve our offerings or market position as planned;

●	we may have difficulty integrating the operations and personnel of the acquired company;

●	key personnel and customers of the acquired company may terminate their relationships with the acquired company as a result of the acquisition;

●	we may experience additional financial and accounting challenges and complexities in areas such as tax planning and financial reporting;

●	we may assume or be held liable for risks and liabilities as a result of our acquisitions, some of which we may not discover during our due diligence or adequately adjust for in our acquisition arrangements;

●	we may incur one-time write-offs or restructuring charges in connection with the acquisition;

●	we may acquire goodwill and other intangible assets that are subject to amortization or impairment tests, which could result in future charges to earnings; and

●	we may not be able to realize the cost savings or other financial benefits we anticipated.

These factors could have a material adverse effect on our business, financial condition, and operating results.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description.

1.1*	Sales Agreement, dated June 16, 2023, by and between Avalon GloboCare Corp. and Roth Capital Partners, LLC.
99.1 **	The Corporate Presentation by Avalon GloboCare Corp., dated June 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Dated: June 16, 2023	By:	/s/ Luisa Ingargiola
	Name: Title:	Luisa Ingargiola Chief Financial Officer